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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 21, 2003

WELLS FARGO & COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-2979 (Commission File Number)	No. 41-0449260 (I.R.S. Employer Identification No.)
420 Montgomery Street, San Francisco, California 94163 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 1-800-411-4932

Item 5. Other Events

        Wells Fargo & Company is placing on file as Exhibit 99 a copy of the Company's financial results for the quarter ended December 31, 2002. Final financial statements with additional analyses will be filed as part of the Company's Form 10-K for the year ended December 31, 2002.

Item 7. Exhibits

(c) Exhibits
99	Wells Fargo & Company's financial results for the quarter ended December 31, 2002

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 21, 2003	WELLS FARGO & COMPANY
	By:	/s/ RICHARD D. LEVY
Richard D. Levy Senior Vice President and Controller

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SIGNATURE